HomeBanc Corp.

Earnings Conference Call

For the Three and Six Months Ended

June 30, 2006

SPECIAL CAUTIONARY NOTICE
REGARDING FORWARD-LOOKING
STATEMENTS

Certain statements made or incorporated by reference in this presentation may constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act
of 1934. Such forward-looking statements include statements regarding the Company’s guidance on estimated and targeted REIT taxable income, GAAP earnings, volume and portfolio size and duration in future periods, total industry mortgage originations for 2006, stability and growth of future dividends, and growth in the Company’s portfolio of retained mortgage loans; expectations of the
Company’s ability to achieve improved funding costs, efficiencies and increase leverage for our portfolio; and the Company’s ability to execute its Phase II strategy. Such forward-looking statements are based on information presently available to the Company’s management and are subject to various risks and uncertainties, including, without limitation, risks of changes in interest rates and the yield curve on our mortgage loan production, our product mix, our interest sensitive assets and liabilities and our net interest margin, unanticipated changes in our Florida market for mortgage loans or the deterioration of economic and real estate market conditions in
Florida generally, risks associated with expansion of our business including expansion into new geographic markets, introduction of new mortgage loan products and growth through acquisitions; mortgage loan prepayment assumptions and estimated lives of loans and the estimates used to value our mortgage servicing rights; interest rate risks and credit risks of customers; loan loss experience and the rate of loan charge-offs; risks inherent in originating mortgage loans; loss experience arising from alleged breaches of representations and warranties provided to buyers of mortgage loans sold; risks related to the Company’s execution of its Phase II business strategy and its ability to meet the requirements for operation as a REIT; the failure of assumptions underlying the establishment of reserves for loan and contingency losses and other estimates including estimates about loan prepayment rates, and the estimates and assumptions utilized in the Company’s hedging strategy; the execution of the Company’s Phase II strategy objectives; risks of maintaining securities held available for sale whose value must be marked to market in our periodic financial statements; risks in our ability to retain experienced loan officers; risks inherent in the application of the Company’s accounting policies as described in the footnotes to financial statements included in our filings with the SEC; pricing pressures that would negatively impact gain on sale relative to the amount of loans sold and the other risks described in the Company’s SEC reports and filings, including, without limitation, under the captions “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors.” You should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. The Company has no obligation and does not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this press release, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise.

This slide presentation should be viewed in conjunction with the Company’s press release dated as of August 7, 2006 reporting 2006 second quarter results and the Company’s financial statements and the footnotes thereto filed with the SEC including, without limitation, the financial statements and footnotes set forth in the Company’s Quarterly Report on Form 10-Q for the period ended
June 30, 2006, which will be filed with the SEC by August 9, 2006.

HomeBanc Participants

Patrick Flood – Chairman and CEO

Kevin Race – President, COO and CFO

Carol Knies – VP, Investor Relations

Q2 EARNINGS CALL

Our Mission
support the dream of home ownership

Our Vision
To become America's most admired company

HOMEBANC CORP

HomeBanc’s Strategy

Profitability

Purchase

Product

Process

People

Associate Satisfaction + Customer Satisfaction + Market Share = Financial Performance

To enrich and
fulfill lives by
serving each other,
our customers,
communities and
shareholders…

as we support the
dream of home
ownership.

Highlights for Q2 2006

Estimated REIT taxable income available to holders of common stock(1) of
$15.7 million, or $0.28 per share, for the three months ended June 30,
2006, an increase of 16% over the same period of 2005

GAAP consolidated net income attributable to holders of common stock of
$1.6 million for the three months ended June 30, 2006, or $0.03 per diluted share, compared to a net loss of $3.6 million, or $(0.06) per diluted share, for the same period of 2005; the total dollar and per share amounts give effect to distribution of preferred dividends

REIT portfolio assets of mortgage loans held for investment (net) and securities held to maturity and available for sale of $6.1 billion as of June
30, 2006, representing a 2% increase over March 31, 2006

Mortgage loan origination volume of $1.45 billion for the three months ended June 30, 2006

New loan application volume of $1.62 billion for the three months ended
June 30, 2006

(1)

Estimated REIT taxable income available to holders of common stock is a non-GAAP financial measure. We define estimated REIT taxable income to be REIT earnings calculated under the Internal Revenue Code of 1986 for purposes of the REIT distribution requirement, less dividends applicable to preferred stock. A  REIT is required to distribute at least 90% of its
REIT taxable income, which, in general, includes all dividends received from our taxable REIT subsidiary. The most comparable GAAP measure is net income attributable to holders of common stock, and REIT taxable income should not be relied upon in lieu of GAAP earnings or any other GAAP financial measure.  Federal tax laws calculate REIT taxable income in a manner that, in certain respects, differs from the calculation of consolidated GAAP earnings.  Management believes that estimated REIT taxable income available to holders of common stock is an additional meaningful measure of the Company’s operating performance.  The Company uses estimated REIT taxable income available to holders of common stock as the basis for establishing the amount of dividends payable to holders of the Company’s common stock. A reconciliation of estimated REIT taxable income attributable to holders of common stock’ equity is provided at the end of this presentation.

Q2 2006 Performance

$6.07 B

$6.3 to $6.5 B

REIT Portfolio Assets

$1.45 B

$1.4 to $1.6 B

Loan Origination Volume

$0.03

   $0.01 to
$0.03

Consolidated GAAP Earnings Per Diluted
Share

$0.28

   $0.25 to
$0.27

Estimated REIT Taxable Income Available
Per Share to Holders of Common Stock

Actual

Guidance

Q2
EARNINGS CALL

$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
($10.0)
($15.0)
($20.0)
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
GAAP (loss) income
Est. REIT taxable income attributable to holders of common stock
REIT Portfolio (in billions)

$0.50
$0.30
$0.10
($0.10)
($0.30)
($0.50)
($0.70)
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
GAAP (loss) income per share
Est. REIT taxable income attributable to holders of common stock

HOMEBANC CORP

Performance Since IPO
Phase I

$ in millions

GAAP / TAX Difference Declines

$ per share

Q2 EARNINGS CALL

Total Originations
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Industry $ in billions
$7
$6
$5
$4
$3
$2
$1
$0
HBMC $ in billions
1999
2000
2001
2002
2003
2004
2005
2006E
Industry Purchase
Industry Refi
HMB

HOMEBANC CORP

(19)% - (16)%

$5.2 - $5.4

$6.4

HomeBanc Mortgage Corporation
Originations

(18)%

% Change

$2,379

$2,912

MBA Total Industry Originations(1)

FY 2006E

FY 2005

($ in billions)

Purchase
Loan Origination Statistics

(1) Mortgage Bankers Association Mortgage Finance Long-Term Forecast as of
July 12, 2006

35%

37%

Industry Overview
Florida Existing Home Sales - June 2005 vs. June 2006

Miami Dade - 32%

Ft. Lauderdale - 32%

Palm Beach - 40%

Naples - 48%

Jacksonville -1%

Source: Florida Association of Realtors (FAR), June 2006

Orlando -18%

Tampa - 37%

Sarasota - 43%

Florida

unemployment

was 3.3% in

June 2006

vs. US 4.7%

HomeBanc Market Overview
June 2005 vs. June 2006

24%

(14)%

(28)%

%

Change

$665

$924

Florida

$115

$93

North
Carolina

$667

$776

Georgia

Three Months

Ended

6/30/06

Three Months

Ended

6/30/05

Phase II Growth Plan

People – increase sales force 40% over 3 years

150 Professional Sales Development (“PSD”) candidates in
2005

250 PSD candidates in 2006

Reduce sales associate turnover from 40% to 30%

Strategically position PSD graduates in growing markets

Grow SMA volume / reduce cost to acquire

Flat cost in 2006 / improved share by 20%

Add new accounts in 2007

Lower cost to acquire by 20% - 2006 / 2007

Introduce customer retention / direct channel

High customer satisfaction rate

Servicing portfolio growth

2 – 4% production growth per year

Phase II Growth Plan - Adjusted

New products

Accelerate new market openings

Acquisitions

Phase II Efficiency

32%

25%

% Improvement

1.4% - 1.5%

2.14%

2.85%

Total expenses as a % of
average assets

2007 Target

YTD June 2006

Annualized

2005

Keys to Success:
HMB Operating Model

Originations

Retail model

Strategic Marketing Alliances

Credit

Focus on prime quality

Risk management discipline

Margin / Portfolio

Pricing discipline (GOS & NIM)

Funding / securitization

Interest rate risk management

Profitability
Highlights

Estimated REIT taxable income available to holders of common stock of $15.7 million, or $0.28 per share, for the three months ended June 30, 2006, compared to $13.5 million, or $0.24 per share, for the same period of 2005

Declared dividend of $0.26 per share to be paid on August 14

GAAP consolidated net income attributable to holders of common stock of $1.6 million, or $0.03 per diluted share, for the three months ended June 30, 2006, compared to a consolidated net loss of $3.6 million, or $(0.06) per diluted share, for the three months ended June 30, 2005; the dollar and per share amounts give effect to the distribution of preferred dividends

Total consolidated revenues increased 19%, to $33.5 million, for the three months ended June 30, 2006, compared to $28.2 million for the three months ended June 30, 2005

Net interest income after provision for loan losses of $19.9 million for the three months ended June 30, 2006, an increase of $4.3 million from $15.5 million for the three months ended June 30, 2005

Net gain on sale of mortgage loans during the period was $11.2 million, or 77 basis points, based on loans sold of $1.5 billion

Profitability
Highlights

Total expenses decreased 12% from $38.2 million to $33.7 million for the quarter ended June 30, 2006, as compared to the quarter ended March 31, 2006

Total expenses for the second quarter as a percent of average assets decreased to .49% in 2006 from .73% in 2005

REIT portfolio assets at June 30, 2006 of $6.1 billion, up from $4.4 billion at
June 30, 2005, an increase of 39%

Total shareholders’ equity increased $76 million, or 24%, to $393 million at
June 30, 2006 from $317 million at December 31, 2005

Tangible book value(1) increased to $353 million at June 30, 2006 from $277 million at December 31, 2005

Issued $82 million of trust preferred securities in the quarter

Loan servicing portfolio increased 3% to $6.9 billion at June 30, 2006 from $6.7 billion at March 31, 2006

Accumulated other comprehensive income increased 27% to $78.6 million at
June 30, 2006 from $61.7 million at March 31, 2006 due to the increased value of hedging instruments

(1) Tangible book value is calculated by reducing total
shareholders’ equity by the amount of goodwill for the periods described.

1.33%

$ 21,363

Net Interest Margin

     0.62

    9,670

Impact of derivative financial instruments

    (4.65)

    (8,632)

    743,866

Mortgage-backed security repurchase agreements

    (5.60)

  (77,450)

5,544,198

Borrowings to finance mortgage loans

     5.16

    10,771

    836,616

Mortgage-backed securities

6.23%

$  87,004

$5,604,744

Mortgage loans

Three months ended June 30, 2006

Estimated
Annualized
Rate/Yield

Revenue/
Expense

Average
Balance

($ in thousands)

Profitability
Net Interest Margin

    1.50%

$  16,221

Net Interest Margin

   (0.26)

     (2,687)

Impact of derivative financial instruments

   (3.61)

   (37,944)

  4,204,409

Borrowings to finance mortgage loans

    5.26%

$  56,852

$4,320,214

Mortgage loans

Three months ended June 30, 2005

Profitability
Gap Based on Interest Rate Resets
As of June 2006

   0.4  months

Net Interest Rate Reset Gap(3)

(26.3) months

Effect of Derivative Financial
Instruments(2)

26.7 months

Interest Reset Gap Unadjusted

(0.9) months

Debt

27.6 months

Portfolio(1)

Avg. Months to Interest Rate Reset

(1)

Loan prepayments are estimated at 24%  annualized Constant Prepayment Rate (“CPR”) at June 30, 2006. Includes
an estimate of the effective duration for mortgage backed securities (“MBS”) and mortgage servicing rights (“MSRs”)
measured by modeling +/- 50 basis point parallel shifts of the yield curve(s).

(2)

Derivative financial instruments consist of interest rate swaps based on contractual maturities, and interest rate options based on effective duration measured over a 100 basis point increase in rates.

(3)

Net difference in number of months to interest rate reset on mortgage assets versus the corresponding changes on debt and derivative financial instruments.

Positive net interest rate reset gap reflects later reset of assets than corresponding debt, including effect of hedges.

Profitability
Q3 2006 Guidance (Estimated)

Volume

Full year production volume of $5.2 to $5.4 billion

Estimated HBMC (TRS) Q3 2006 total loan volume of $1.3 to $1.4 billion

Portfolio

Estimated total REIT portfolio assets at September 30, 2006 of $6.5 to $6.7 billion

Estimated REIT taxable income available to holders of common stock

Estimated REIT taxable income available to holders of common stock per share of $0.22 to $0.25

Expect to pay dividend of $0.26 per share

GAAP earnings

Consolidated GAAP net income (loss) attributable to holders of common stock of $0.00 to $(0.04) per diluted share

Profitability
Phase II Scorecard

Efficiently use markets to issue
common or preferred stock or
trust preferred securities; grow
GAAP earnings

Q2 est. REIT taxable income
available to holders of common
stock guidance of $0.25 to $0.27
per share; GAAP earnings of
$0.01 to $0.03 per diluted share

Portfolio Q2 Guidance $6.3
to $6.5 B

Improved expense ratios on
volume and average assets

Q2 Guidance

$1.4 to $1.6 B

Metric

$80 million Trust Preferred
securities offering in Jun. ’06

Opportunistic;

preserve book value

Capital

Dividend declared of $0.26
per share; GAAP earnings of
$0.03 per diluted share

Stabilize dividends
per share; improve
GAAP earnings

Returns

Portfolio of $6.1 B

Selective in retaining
vs. selling; optimize
leverage

Investment
Activity

Q2 expenses as % of average
assets decreased to .49%
from .73% in Q2 2005

10% productivity
improvement

Efficiency

$1.45 B

10% growth over
next 3 years

Origination
Volume

Q2 2006 Performance

Target

Area of Focus

Profitability
Dividend Reinvestment & Stock Purchase Plan

We offer a Dividend Reinvestment and Stock
Purchase Plan

Computershare is the plan administrator

For information on the plan and enrollment
materials, contact Computershare at 800-697-8199 or
visit www.computershare.com

Non-GAAP Reconciliation
Estimated REIT Taxable Income Available to Holders of
Common Stock(1)

       270

       ----

Cumulative effect of change in accounting principle

     (1,986)

   (1,250)

Preferred stock dividend

     3,856

   2,870

Net income

     (3,822)

   (3,126)

Income tax benefit

$       34

$   (256)

(Loss) income before income taxes

$36,139

  45,371

    (7,550)

    (3,822)

    2,140

Six Months Ended
June 30, 2006

   26,730

Taxable loss of REIT subsidiaries

$ 15,702

Estimated REIT taxable income available to holders
of common stock

    (9,522)

Book/tax differences (2)

    (3,126)

Tax benefit

    1,620

Net income attributable to holders of common stock

Three Months Ended

June 30, 2006

($s in thousands)

(1)

We define estimated REIT taxable income available to holders of common stock to be estimated REIT taxable income available to holders of common stock calculated under the Internal
Revenue Code of 1986 for purposes of the REIT distribution requirement, less dividends applicable to preferred stock. A REIT is required to distribute at least 90% of REIT taxable income, which, in general, includes all dividends received from taxable REIT subsidiaries (TRSs) (generally, calculated without regard to the dividends paid deduction for distributions paid to REIT shareholders, and earnings retained by TRSs), plus 90% of net after-tax income from foreclosure property. Estimated REIT taxable income available to holders of common stock is a non-
GAAP financial measure. Because of the REIT tax requirements on distributions, management believes that estimated REIT taxable income attributable to holders of common stock is an additional meaningful measure to evaluate our operating performance. The most comparable GAAP measure is net income attributable to holders of common stock. Estimated REIT taxable income available to holders of common stock should not be considered as a substitute for any measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. HomeBanc uses estimated REIT taxable income available to holders of common stock as a basis for establishing the amount of dividends payable to holders of its common stock.

(2)

Consists of various transactions and balances that are treated differently for GAAP and income tax purposes, including both permanent and temporary differences.  Common differences include intercompany gains or losses on sale of loans from our taxable REIT subsidiary to HomeBanc Corp., which are excluded from income under SFAS No. 65, as amended, but are included in income for income tax purposes; the amortization of these intercompany gains or losses; and the creation of mortgage servicing rights, which give rise to income under SFAS
No. 140 but are excluded from income for income tax purposes.

As a Reminder….

An audio recording of this conference call will be available through August 15, 2006. To listen to the recording, please
dial 800-642-1687. The conference ID code is 2786112.

An audio recording and a copy of this slide presentation will be available on the HomeBanc website within two hours at
www.homebanc.com.